N / E / W / S R / E / L / E / A / S / E

July 23, 2015

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2015 EARNINGS PER SHARE INCREASE OF 15 PERCENT

First Merchants Corporation (NASDAQ - FRME) has reported second quarter 2015 net income of $18 million, compared to $15.2 million during the second quarter of 2014. Earnings per share for the period totaled $.47 per share, an increase of $.06 per share or 15 percent over the same period in 2014. Year-to-date net income totaled $34.1 million, compared to $28.8 million during the same period in 2014. Earnings per share for the six months ended June 30, 2015 totaled $.90 per share, an increase of $.11 per share or 14 percent over same period in 2014.

Total assets reached $6.1 billion as of quarter-end and loans totaled $4.2 billion. The Corporation’s loan portfolio increased, by $516 million, during the past twelve months. Of the increase, $260 million or 7 percent was the result of organic growth, $145 million resulted from the acquisition of Community Bank of Noblesville in November of 2014 and $111 million resulted from the acquisition of Cooper State Bank in Columbus, Ohio in April of 2015.

Michael C. Rechin, President and Chief Executive Officer, stated, “The second quarter of 2015 was active and exciting including the full integration of Community Bank, the legal closing of Cooper State Bank, the sale of First Merchants Insurance Group and the recently announced acquisition of Ameriana Bank. Our organic or core results include $164 million of loan growth, margin expansion, and improving credit quality, which are very satisfying.” Rechin also added, “Management is very pleased with our first half 2015 activities, results and stock performance.”

Net-interest income totaled $49 million for the quarter as reported net-interest margin increased by 3 basis points over the first quarter of 2015, totaling 3.81 percent, as yields on earning assets totaled 4.26 percent and the cost of supporting liabilities totaled .45 percent. When adjusted for fair value accretion, net-interest margin totaled 3.65 for the quarter, 4 basis points more than the first quarter of 2015 total of 3.61 percent. When compared to the second quarter of 2014 reported net-interest margin and core margin declined by 8 and 6 basis points respectively.

Non-interest income totaled $24.6 million for the quarter, an $8.4 million increase from the second quarter of 2014 total of $16.2 million. The gain on the sale of our insurance subsidiary, First Merchants Insurance Group, accounted for $8.3 million of the increase. Net gains and fees related to the sale of newly originated mortgage loans also improved by $622,000 during the quarter and were offset by a $937,000 negative swing in bond sale activities for the quarter.

Non-interest expense totaled $46.4 million for the quarter, an increase of $5.2 million over the second quarter of 2014. Of the increase, $4.4 million is related to non-recurring expenses. Of the $4.4 million, $1.3 million is related to bank integration expense, $2.3 million is related to the sale of First Merchants Insurance Group and $824,000 is related to other one-time operating expenses taken in the quarter.

The Corporation’s provision expense totaled $417,000 during the quarter as net charge-off’s totaled $668,000. Non-performing loans now total $38.6 million and the allowance for loan losses totaled $62.6 million, or 1.47 percent of total loans and 1.76 percent of non-purchased loans. Non-performing assets declined by $13.4 million from the second quarter of 2014 and now total $57.8 million.

As of June 30, 2015, the Corporation’s total risk-based capital equaled 14.92 percent, common equity tier 1 risk-based capital equaled 11.22 percent, and tangible common equity ratio totaled 9.03 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, July 23, 2015.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until August 23, 2015. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10068128.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme150723.html during the time of the call. A replay of the web cast will be available until July 23, 2016.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2015	2014
ASSETS
Cash and cash equivalents	$105,928	$115,891
Interest-bearing time deposits	26,669	27,856
Investment securities	1,212,516	1,214,087
Loans held for sale	8,295	7,370
Loans	4,238,205	3,722,733
Less: Allowance for loan losses	(62,550)	(68,367)
Net loans	4,175,655	3,654,366
Premises and equipment	84,841	74,856
Federal Reserve and Federal Home Loan Bank stock	34,630	43,127
Interest receivable	19,880	18,341
Core deposit intangibles and goodwill	220,196	201,583
Cash surrender value of life insurance	170,813	165,974
Other real estate owned	19,242	18,621
Tax asset, deferred and receivable	39,622	44,622
Other assets	22,021	28,426
TOTAL ASSETS	$6,140,308	$5,615,120
LIABILITIES
Deposits:
Noninterest-bearing	$1,122,688	$917,825
Interest-bearing	3,666,889	3,411,785
Total Deposits	4,789,577	4,329,610
Borrowings:
Federal funds purchased	40,748	100,000
Securities sold under repurchase agreements	137,240	133,137
Federal Home Loan Bank advances	247,687	220,765
Subordinated debentures and term loans	126,882	126,874
Total Borrowings	552,557	580,776
Interest payable	3,211	2,489
Other liabilities	45,008	31,649
Total Liabilities	5,390,353	4,944,524
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 37,824,649 and 36,052,209 shares	4,728	4,507
Additional paid-in capital	432,294	394,774
Retained earnings	319,298	266,980
Accumulated other comprehensive loss	(6,490)	4,210
Total Stockholders' Equity	749,955	670,596
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,140,308	$5,615,120

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2015	2014	2015	2014
INTEREST INCOME
Loans receivable:
Taxable	$45,320	$42,323	$88,871	$84,348
Tax-exempt	736	58	984	119
Investment securities:
Taxable	4,425	5,046	9,148	9,856
Tax-exempt	4,231	3,570	8,066	7,008
Deposits with financial institutions	31	35	68	58
Federal Reserve and Federal Home Loan Bank stock	459	495	1,009	1,147
Total Interest Income	55,202	51,527	108,146	102,536
INTEREST EXPENSE
Deposits	3,686	2,874	7,202	5,423
Federal funds purchased	19	23	42	72
Securities sold under repurchase agreements	90	187	168	383
Federal Home Loan Bank advances	706	676	1,397	1,358
Subordinated debentures and term loans	1,670	1,648	3,330	3,289
Total Interest Expense	6,171	5,408	12,139	10,525
NET INTEREST INCOME	49,031	46,119	96,007	92,011
Provision for loan losses	417		417
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	48,614	46,119	95,590	92,011
OTHER INCOME
Service charges on deposit accounts	4,090	4,098	7,638	7,649
Fiduciary activities	2,309	2,360	4,816	4,572
Other customer fees	4,602	4,049	8,269	7,782
Commission income	1,815	1,886	4,143	4,154
Earnings on cash surrender value of life insurance	640	653	1,387	1,401
Net gains and fees on sales of loans	1,781	1,159	3,270	1,882
Net realized gains (losses) on sales of available for sale securities	(93)	844	932	1,425
Gain on sale of insurance subsidiary	8,265		8,265
Other income	1,224	1,130	2,145	2,748
Total Other Income	24,633	16,179	40,865	31,613
OTHER EXPENSES
Salaries and employee benefits	26,434	23,430	50,975	48,731
Net occupancy	3,503	3,204	7,293	7,142
Equipment	2,840	2,096	5,406	4,835
Marketing	951	789	1,731	1,558
Outside data processing fees	1,768	2,039	3,485	3,870
Printing and office supplies	303	393	667	851
Core deposit amortization	729	592	1,450	1,184
FDIC assessments	895	863	1,758	1,923
Other real estate owned and foreclosure expenses	1,372	2,613	2,601	4,370
Professional and other outside services	3,134	1,531	4,625	2,910
Other expenses	4,494	3,700	7,634	6,965
Total Other Expenses	46,423	41,250	87,625	84,339
INCOME BEFORE INCOME TAX	26,824	21,048	48,830	39,285
Income tax expense	8,856	5,888	14,690	10,505
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$17,968	$15,160	$34,140	$28,780
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.47	$0.42	$0.90	$0.80
Diluted Net Income Available to Common Stockholders	$0.47	$0.41	$0.90	$0.79
Cash Dividends Paid	$0.11	$0.08	$0.19	$0.13
Average Diluted Shares Outstanding (in thousands)	38,043	36,294	38,022	36,278

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
NET CHARGE OFF'S	$668	$1,216	$1,831	$(497)

AVERAGE BALANCES:
Total Assets	$6,060,477	$5,520,483	$5,941,437	$5,460,419
Total Loans	4,151,860	3,680,521	4,044,931	3,648,480
Total Earning Assets	5,432,080	4,944,516	5,319,158	4,875,474
Total Deposits	4,797,086	4,365,199	4,701,642	4,290,853
Total Stockholders' Equity	746,181	662,643	740,378	653,820

FINANCIAL RATIOS:
Return on Average Assets	1.19%	1.10%	1.15%	1.05%
Return on Average Stockholders' Equity	9.63	9.15	9.22	8.80
Return on Average Common Stockholders' Equity	9.63	9.15	9.22	8.81
Average Earning Assets to Average Assets	89.63	89.57	89.53	89.29
Allowance for Loan Losses as % of Total Loans	1.47	1.83	1.47	1.83
Net Charge Off's as % of Average Loans (Annualized)	0.06	0.13	0.09	(0.03)
Average Stockholders' Equity to Average Assets	12.31	12.00	12.46	11.97
Tax Equivalent Yield on Earning Assets	4.26	4.33	4.25	4.36
Cost of Supporting Liabilities	0.45	0.44	0.46	0.43
Net Interest Margin (FTE) on Earning Assets	3.81	3.89	3.79	3.93
Tangible Book Value Per Share	$14.15	$13.14	$14.15	$13.14

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Non-Accrual Loans	$37,713	$44,321	$48,789	$49,104	$51,289
Renegotiated Loans	885	1,326	1,992	1,171	1,359
Non-Performing Loans (NPL)	38,598	45,647	50,781	50,275	52,648
Other Real Estate Owned	19,242	19,073	19,293	14,540	18,621
Non-Performing Assets (NPA)	57,840	64,720	70,074	64,815	71,269
90+ Days Delinquent	632	1,655	4,663	831	1,135
NPAs & 90 Day Delinquent	$58,472	$66,375	$74,737	$65,646	$72,404

Loan Loss Reserve	$62,550	$62,801	$63,964	$65,596	$68,367
Quarterly Net Charge-off's	668	1,163	2,592	4,371	1,216
NPAs / Actual Assets %	0.94%	1.10%	1.20%	1.16%	1.27%
NPAs & 90 Day / Actual Assets %	0.95%	1.13%	1.28%	1.17%	1.29%
NPAs / Actual Loans and OREO %	1.36%	1.62%	1.77%	1.71%	1.90%
Loan Loss Reserves / Actual Loans (%)	1.47%	1.58%	1.63%	1.74%	1.83%
Net Charge Off's as % of Average Loans (Annualized)	0.06%	0.12%	0.27%	0.47%	0.13%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
ASSETS
Cash and cash equivalents	$105,928	$89,243	$118,616	$74,237	$115,891
Interest-bearing time deposits	26,669	83,228	47,520	24,171	27,856
Investment securities	1,212,516	1,189,473	1,180,631	1,189,814	1,214,087
Loans held for sale	8,295	6,392	7,235	6,423	7,370
Loans	4,238,205	3,965,532	3,924,865	3,772,467	3,722,733
Less: Allowance for loan losses	(62,550)	(62,801)	(63,964)	(65,596)	(68,367)
Net loans	4,175,655	3,902,731	3,860,901	3,706,871	3,654,366
Premises and equipment	84,841	77,468	77,691	74,105	74,856
Federal Reserve and Federal Home Loan Bank stock	34,630	41,273	41,353	43,127	43,127
Interest receivable	19,880	19,557	19,984	19,455	18,341
Core deposit intangibles and goodwill	220,196	218,034	218,755	200,991	201,583
Cash surrender value of life insurance	170,813	170,172	169,424	165,423	165,974
Other real estate owned	19,242	19,073	19,293	14,540	18,621
Tax asset, deferred and receivable	39,622	38,695	41,960	41,131	44,622
Other assets	22,021	22,182	20,764	31,095	28,426
TOTAL ASSETS	$6,140,308	$5,877,521	$5,824,127	$5,591,383	$5,615,120
LIABILITIES
Deposits:
Noninterest-bearing	1,122,688	1,100,397	1,070,859	939,540	917,825
Interest-bearing	3,666,889	3,547,678	3,569,835	3,370,583	3,411,785
Total Deposits	4,789,577	4,648,075	4,640,694	4,310,123	4,329,610
Borrowings:
Federal funds purchased	40,748		15,381	61,428	100,000
Securities sold under repurchase agreements	137,240	134,023	124,539	117,892	133,137
Federal Home Loan Bank advances	247,687	166,326	145,264	255,423	220,765
Subordinated debentures and term loans	126,882	126,875	126,810	126,874	126,874
Total Borrowings	552,557	427,224	411,994	561,617	580,776
Interest payable	3,211	3,685	3,201	3,819	2,489
Other liabilities	45,008	58,879	41,411	31,271	31,649
Total Liabilities	5,390,353	5,137,863	5,097,300	4,906,830	4,944,524
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,728	4,723	4,709	4,509	4,507
Additional paid-in capital	432,294	431,199	431,220	395,582	394,774
Retained earnings	319,298	305,526	292,403	280,187	266,980
Accumulated other comprehensive income (loss)	(6,490)	(1,915)	(1,630)	4,150	4,210
Total Stockholders' Equity	749,955	739,658	726,827	684,553	670,596
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,140,308	$5,877,521	$5,824,127	$5,591,383	$5,615,120

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
INTEREST INCOME
Loans receivable:
Taxable	$45,320	$43,551	$43,710	$43,981	$42,323
Tax-exempt	736	248	147	61	58
Investment securities:
Taxable	4,425	4,723	4,980	5,046	5,046
Tax-exempt	4,231	3,835	3,692	3,683	3,570
Deposits with financial institutions	31	37	48	18	35
Federal Reserve and Federal Home Loan Bank stock	459	550	476	501	495
Total Interest Income	55,202	52,944	53,053	53,290	51,527
INTEREST EXPENSE
Deposits	3,686	3,516	3,402	2,853	2,874
Federal funds purchased	19	23	3	102	23
Securities sold under repurchase agreements	90	78	72	74	187
Federal Home Loan Bank advances	706	691	750	734	676
Subordinated debentures and term loans	1,670	1,660	1,666	1,661	1,648
Total Interest Expense	6,171	5,968	5,893	5,424	5,408
NET INTEREST INCOME	49,031	46,976	47,160	47,866	46,119
Provision for loan losses	417		960	1,600
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	48,614	46,976	46,200	46,266	46,119
OTHER INCOME
Service charges on deposit accounts	4,090	3,548	3,979	4,119	4,098
Fiduciary activities	2,309	2,507	2,242	2,152	2,360
Other customer fees	4,602	3,667	3,926	3,991	4,049
Commission income	1,815	2,328	1,534	1,723	1,886
Earnings on cash surrender value of life insurance	640	747	734	1,524	653
Net gains and fees on sales of loans	1,781	1,489	1,559	1,458	1,159
Net realized gains (losses) on sales of available for sale securities	(93)	1,025	1,246	910	844
Gain on sale of insurance subsidiary	8,265
Other income	1,224	921	1,155	2,535	1,130
Total Other Income	24,633	16,232	16,375	18,412	16,179
OTHER EXPENSES
Salaries and employee benefits	26,434	24,541	23,595	24,173	23,430
Net occupancy	3,503	3,790	3,288	3,401	3,204
Equipment	2,840	2,566	2,315	2,187	2,096
Marketing	951	780	836	1,070	789
Outside data processing fees	1,768	1,717	1,592	1,853	2,039
Printing and office supplies	303	364	364	350	393
Core deposit amortization	729	721	669	592	592
FDIC assessments	895	863	895	920	863
Other real estate owned and foreclosure expenses	1,372	1,229	1,055	2,618	2,613
Professional and other outside services	3,134	1,491	3,633	1,573	1,531
Other expenses	4,494	3,140	3,435	3,839	3,700
Total Other Expenses	46,423	41,202	41,677	42,576	41,250
INCOME BEFORE INCOME TAX	26,824	22,006	20,898	22,102	21,048
Income tax expense	8,856	5,834	5,638	5,980	5,888
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$17,968	$16,172	$15,260	$16,122	$15,160

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.47	$0.43	$0.41	$0.45	$0.42
Diluted Net Income Available to Common Stockholders	$0.47	$0.43	$0.41	$0.45	$0.41
Cash Dividends Paid	$0.11	$0.08	$0.08	$0.08	$0.08
Average Diluted Shares Outstanding (in thousands)	38,043	38,000	37,323	36,329	36,294
FINANCIAL RATIOS:
Return on Average Assets	1.19%	1.11%	1.06%	1.16%	1.10%
Return on Average Stockholders' Equity	9.63	8.81	8.55	9.49	9.15
Return on Average Common Stockholders' Equity	9.63	8.81	8.56	9.50	9.15
Average Earning Assets to Average Assets	89.63	89.42	89.51	89.82	89.57
Allowance for Loan Losses as % of Total Loans	1.47	1.58	1.63	1.74	1.83
Net Charge Off's as % of Average Loans (Annualized)	0.06	0.12	0.27	0.47	0.13
Average Stockholders' Equity to Average Assets	12.31	12.62	12.34	12.18	12.00
Tax Equivalent Yield on Earning Assets	4.26	4.24	4.26	4.41	4.33
Cost of Supporting Liabilities	0.45	0.46	0.46	0.43	0.44
Net Interest Margin (FTE) on Earning Assets	3.81	3.78	3.80	3.98	3.89
Tangible Book Value Per Share	$14.15	$13.96	$13.65	$13.53	$13.14

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Commercial and industrial loans	$984,223	$938,937	$896,688	$900,970	$857,844
Agricultural production financing and other loans to farmers	93,695	95,652	104,927	99,649	102,270
Real estate loans:
Construction	256,082	237,036	207,221	178,213	165,388
Commercial and farmland	1,705,647	1,646,418	1,672,661	1,603,698	1,621,436
Residential	689,621	640,451	647,315	625,609	629,162
Home Equity	302,403	286,914	286,529	269,952	261,811
Individuals' loans for household and other personal expenditures	62,785	70,223	73,400	66,832	61,533
Lease financing receivables, net of unearned income	742	853	1,106	1,208	1,231
Other commercial loans	143,007	49,048	35,018	26,336	22,058
Loans	4,238,205	3,965,532	3,924,865	3,772,467	3,722,733
Allowance for loan losses	(62,550)	(62,801)	(63,964)	(65,596)	(68,367)
NET LOANS	$4,175,655	$3,902,731	$3,860,901	$3,706,871	$3,654,366

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Demand deposits	$2,211,154	$2,116,135	$2,146,492	$1,947,040	$2,041,183
Savings deposits	1,439,255	1,402,421	1,376,707	1,281,994	1,251,277
Certificates and other time deposits of $100,000 or more	295,159	283,313	260,685	241,163	251,585
Other certificates and time deposits	517,153	516,500	523,010	502,965	534,344
Brokered deposits	326,856	329,706	333,800	336,961	251,221
TOTAL DEPOSITS	$4,789,577	$4,648,075	$4,640,694	$4,310,123	$4,329,610

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	June 30, 2015			June 30, 2014
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$59,979	$31	0.21%	$59,030	$35	0.24%
Federal Reserve and Federal Home Loan Bank stock	39,195	459	4.68	42,809	495	4.63
Investment Securities: (1)
Taxable	696,505	4,425	2.54	772,384	5,046	2.61
Tax-Exempt (2)	484,541	6,510	5.37	389,772	5,492	5.64
Total Investment Securities	1,181,046	10,935	3.70	1,162,156	10,538	3.63
Loans held for sale	6,033	146	9.68	5,775	108	7.48
Loans: (3)
Commercial	3,193,314	35,661	4.47	2,850,068	31,730	4.45
Real Estate Mortgage	455,470	4,962	4.36	450,462	5,636	5.00
Installment	396,378	4,552	4.59	362,455	4,849	5.35
Tax-Exempt (2)	100,665	1,131	4.49	11,761	89	3.03
Total Loans	4,151,860	46,452	4.48	3,680,521	42,412	4.61
Total Earning Assets	5,432,080	57,877	4.26	4,944,516	53,480	4.33
Net unrealized gain on securities available for sale	12,575			8,820
Allowance for loan losses	(62,881)			(69,188)
Cash and cash equivalents	97,738			79,974
Premises and equipment	84,359			74,869
Other assets	496,606			481,492
Total Assets	$6,060,477			$5,520,483
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,088,896	$283	0.10%	$1,081,709	$282	0.10%
Money market deposits	853,776	446	0.21	776,396	397	0.20
Savings deposits	612,920	166	0.11	528,261	153	0.12
Certificates and other time deposits	1,148,463	2,791	0.97	1,051,596	2,042	0.78
Total Interest-bearing Deposits	3,704,055	3,686	0.40	3,437,962	2,874	0.33
Borrowings	471,467	2,485	2.11	459,602	2,534	2.21
Total Interest-bearing Liabilities	4,175,522	6,171	0.59	3,897,564	5,408	0.56
Noninterest-bearing deposits	1,093,031			927,237
Other liabilities	45,743			33,039
Total Liabilities	5,314,296			4,857,840
Stockholders' Equity	746,181			662,643
Total Liabilities and Stockholders' Equity	$6,060,477	6,171	0.45	$5,520,483	5,408	0.44
Net Interest Income		$51,706			$48,072
Net Interest Margin			3.81%			3.89%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2015 and 2014. These totals equal $2,675 and $1,953 for the three months ended June 30, 2015 and 2014, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Six Months Ended
	June 30, 2015			June 30, 2014
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$58,452	$68	0.23%	$51,713	$58	0.22%
Federal Reserve and Federal Home Loan Bank stock	40,267	1,009	5.01	40,910	1,147	5.61
Investment Securities: (1)
Taxable	716,331	9,148	2.55	754,631	9,856	2.61
Tax-Exempt (2)	459,177	12,409	5.40	379,740	10,782	5.68
Total Investment Securities	1,175,508	21,557	3.67	1,134,371	20,638	3.64
Loans held for sale	5,483	256	9.34	5,419	180	6.64
Loans: (3)
Commercial	3,117,698	69,830	4.48	2,887,823	65,341	4.53
Real Estate Mortgage	457,620	9,811	4.29	398,677	9,625	4.83
Installment	395,227	8,975	4.54	344,506	9,202	5.34
Tax-Exempt (2)	68,903	1,513	4.39	12,055	183	3.04
Total Loans	4,044,931	90,385	4.47	3,648,480	84,531	4.63
Total Earning Assets	5,319,158	113,019	4.25%	4,875,474	106,374	4.36%
Net unrealized gain on securities available for sale	13,522			6,242
Allowance for loan losses	(63,154)			(68,998)
Cash and cash equivalents	98,262			87,572
Premises and equipment	81,052			74,751
Other assets	492,597			485,378
Total Assets	$5,941,437			$5,460,419
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,059,826	$534	0.10%	$1,063,084	$549	0.10%
Money market deposits	838,852	858	0.20	764,632	764	0.20
Savings deposits	592,449	326	0.11	526,333	306	0.12
Certificates and other time deposits	1,137,342	5,484	0.96	1,015,335	3,804	0.75
Total Interest-bearing Deposits	3,628,469	7,202	0.40	3,369,384	5,423	0.32
Borrowings	454,758	4,937	2.17	476,496	5,102	2.14
Total Interest-bearing Liabilities	4,083,227	12,139	0.59	3,845,880	10,525	0.55
Noninterest-bearing deposits	1,073,173			921,469
Other liabilities	44,659			39,250
Total Liabilities	5,201,059			4,806,599
Stockholders' Equity	740,378			653,820
Total Liabilities and Stockholders' Equity	$5,941,437	12,139	0.46	$5,460,419	10,525	0.43
Net Interest Income		$100,880			$95,849
Net Interest Margin			3.79%			3.93%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2015 and 2014. These totals equal $4,873 and $3,838 for the six months ended June 30, 2015 and 2014, respectively.

(3) Non accruing loans have been included in the average balances.